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                                                                    EXHIBIT 23.2


                         ACCOUNTANTS' CONSENT


The Board of Directors
Healthdyne Information Enterprises, Inc.

We consent to the use of our reports incorporated herein by reference.

                                             /s/ KPMG Peat Marwick LLP

                                             KPMG PEAT MARWICK LLP

Atlanta, Georgia
May 8, 1998